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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 1999




                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



 NORTH CAROLINA                     0-13086                     56-1382275
 (State or other             (Commission File No.)            I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)




             202 SOUTH MAIN STREET, REIDSVILLE, NORTH CAROLINA 27320
                    (Address of principal executive offices)


                                 (336) 342-3346
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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Item 7(a) and (b) are hereby replaced as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The Statements of Financial Condition of Black Diamond as of December 31, 1998 and 1997, the Statements of Income and Comprehensive Income for the years ended December 31, 1998 and 1997 of Black Diamond, the Statements of Stockholders' Equity for the years ended December 31, 1998 and 1997 of Black Diamond, the Statements of Cash Flows for the years ended December 31, 1998 and 1997 of Black Diamond, and the Notes to Financial Statements thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended, in the Registrant's Registration Statement. The following unaudited financial statements of Black Diamond are provided below:

         (1) Statements of Financial Condition as of June 30, 1999 and 1998

         (2) Statements of Income and Comprehensive Income for the six months ended June 30, 1999 and 1998

         (3) Statements of Cash Flows for the six months ended June 30, 1999 and 1998

         (4) Notes to Financial Statements

      (b) PRO FORMA FINANCIAL INFORMATION

         The following pro forma combined condensed financial data of the Registrant and Black Diamond are provided below:

         (1) Introduction to Unaudited Pro Forma Combined Condensed Financial
             Data

         (2) Unaudited Pro Forma Combined Condensed Balance Sheets as of June 30, 1999 and Notes related thereto

         (3) Unaudited Pro Forma Combined Condensed Statement of Income for the period ended June 30, 1999 and Notes related thereto

         (4) Unaudited Pro Forma Combined Condensed Statement of Income for the period ended June 30, 1998 and Notes related thereto



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Black Diamond Savings Bank, FSB
Unaudited Balance Sheet
(in thousands)



                                          June 30,          June 30,
                                            1999              1998
                                         ---------         ---------
Asset
     Cash and due from banks             $   7,995         $   4,993
     Investment securities
        available for sale                   9,768            17,026
     Loans, net                            112,644            96,150
     Premises and equipment                  2,006             1,852
     Other assets                            2,539             2,244
                                         ---------         ---------
     Total assets                        $ 134,952         $ 122,265
                                         =========         =========

Liabilities
     Noninterest bearing deposits        $   6,411         $   4,995
     Interest bearing deposits             115,325           107,666
     Other borrowings                        2,500                 0
     Other liabilities                       1,293             1,156
                                         ---------         ---------
     Total liabilities                     125,529           113,817

Shareholders' equity
     Common stock                            2,088             1,898
     Surplus                                 3,666             3,666
     Retained earnings                       3,842             2,865
     Accumulated other
        comprehensive income                  (173)               19
                                         ---------         ---------
     Total shareholders' equity              9,423             8,448

     Total liabilities and
        shareholders' equity             $ 134,952         $ 122,265
                                         =========         =========


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Black Diamond Savings Bank, FSB
Unaudited Condensed Statements of Income
   and Comprehensive Income
For the Six Month Period ended June 30, 1999 and 1998
(in thousands)


                                               June 30,        June 30,
                                                 1999            1998
                                               -------         -------
Interest income
     Loans                                     $ 4,602         $ 4,163
     Investments                                   297             524
     Other interest earnings assets                 82             103
                                               -------         -------
     Total interest income                       4,981           4,790

Interest expense
     Deposits                                    2,943           2,937
     Other interest bearing liabilities             60               0
                                               -------         -------
     Total interest expense                      3,003           2,937

Net interest income before provision
   for loan losses                               1,978           1,853
Provision for loan losses                            5              45
                                               -------         -------
Net interest income after provision              1,973           1,808

Noninterest income                                 278             304
Noninterest expense                              1,474           1,306
                                               -------         -------
Net income before taxes                            777             806

Income taxes                                       209             230
                                               -------         -------
Net income                                         568             576

Other comprehensive income                        (210)            (13)
                                               -------         -------
Comprehensive income                           $   358         $   563
                                               =======         =======



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Black Diamond Savings Bank, FSB
Unaudited Statements of Cash Flows
For the Six Month Period ended June 30, 1999 and 1998
(in thousands)

                                                            June 30,      June 30,
                                                              1999          1998
                                                           ----------     ----------
Cash flows from operating activities:
     Net income                                             $   568         $   576
     Adjustments to reconcile net income to net cash
        provided by operating activities
     Provision for loan loss                                      5              45
     Depreciation                                                68              64
     Accretion and amortization                                  (8)              8
     (Gain) on sale of loans and securities                    (101)           (106)
     Changes in other assets                                   (332)            (39)
     Changes in other liabilities                                35              12
                                                            -------         -------
     Net cash provided by operating activities                  235             560


Cash flows from investing activities:
     Proceeds from sale of securities, AFS                        0             249
     Proceeds from call/maturity of securities, AFS           3,615           4,586
     Purchase of securities, AFS                             (3,090)         (3,691)
     Capital expenditures                                       (65)            (23)
     (Increase) in other real estate                            (97)             41
     (Increase) in net loans                                 (7,792)         (6,022)
                                                            -------         -------
     Net cash used by investing activities                   (7,429)         (4,860)

Cash flows for financing activities:
     Increase in deposits                                     7,147             814
     Increase in other interest bearing liabilities           1,167               0
                                                            -------         -------
                                                              8,314             814

Increase in cash and cash equivalents                         1,120          (3,486)
Cash and cash equivalents as of January 1                     6,875           8,479
                                                            -------         -------

Cash and cash equivalents as of June 30                     $ 7,995         $ 4,993
                                                            =======         =======





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Black Diamond Savings Bank, FSB
Notes to the Financial Statements


1. The significant accounting policies followed by the Bank for interim financial reporting are consistent with the accounting policies followed for annual reporting. These unaudited financial statements have been prepared in accordance with Rule 10-01 of Regulation S-X, and in management's opinion, all adjustments necessary for a fair presentation (all of which were of a normal recurring nature) have been included. The accompanying financial statements do not purport to contain all the necessary financial disclosures that might otherwise be necessary in the circumstances and should be read in conjunction with the financial statements and notes thereto for the period January 1, 1998 to December 31, 1998. The results of operation for the six-month period ended June 30, 1999 are not necessarily indicative of the results to be expected for the full year.


2.   Operations

     Black Diamond Savings Bank, FSB is a federally chartered savings bank primarily engaged in the business of obtaining savings deposits and originating single-family residential loans within its primary lending markets. The Bank operates through its main office in Norton, Virginia and branch offices in Richlands, Virginia, Pennington Gap, Virginia and Harrisonburg, Virginia. The Bank is community oriented and is engaged in general banking. The majority of the Bank's customers are individuals and small to medium-sized businesses. The Bank's primary source of revenue is interest earned from loans to customers and from invested cash and securities.


3.   Changes in Accounting Principles

     During the year ended December 31, 1998, the Bank adopted Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income." As required by SFAS 130, prior year information was modified to conform with the new pronouncement. Comprehensive income includes net income and all other changes to the Bank's equity, with the exception of transactions with shareholders ("Other Comprehensive Income"). The Bank's only component of other comprehensive income relates to unrealized gains and losses on securities available for sale. The Bank's comprehensive income for the six-month period ended June 30, 1999 and 1998 was $358,000 and $563,000, respectively.

     Statement of Financial Accounting Standards No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," was issued in October 1998. The Statement amends existing classification and accounting treatment of mortgage-backed securities, retained after mortgage loans held for sale are securitized, for entities engaged in mortgage banking activities.




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     FNB FINANCIAL SERVICES CORPORATION AND BLACK DIAMOND SAVINGS BANK, FSB
     INTRODUCTION TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA


Set forth below are unaudited pro forma financial data of FNB Financial Services Corporation ("FNB") and Black Diamond Savings Bank, FSB (Black Diamond) combined. Information for FNB and Black Diamond has been derived from the unaudited interim financial statements as of and for the six months ended June 30, 1999 and 1998. The transaction with Black Diamond has been accounted for under the pooling of interest method of accounting. This information is not necessarily indicative of the results that actually would have occurred.




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FNB Financial Services Corporation and Black Diamond Savings Bank, FSB
Unaudited Pro Forma Combined Condensed Balance Sheet
June 30, 1999
(in thousands)

                                                         Black         Pro Forma          Pro Forma
                                          FNB           Diamond       Adjustments         Combined
                                       ---------       ---------      -----------         ---------
Asset
     Cash and due from banks           $  10,789       $   7,995       $    --            $  18,784
     Investment securities               125,522           9,768               0            135,290
     Loans, net                          275,200         112,644               0            387,844
     Premises and equipment                7,438           2,006               0              9,444
     Other assets                          5,895           2,539            (127)(1)          8,307
                                       ---------       ---------       ---------          ---------
     Total assets                      $ 424,844       $ 134,952       $    (127)         $ 559,669
                                       =========       =========       =========          =========

Liabilities
     Noninterest bearing deposits      $  37,886       $   6,411       $    --            $  44,297
     Interest bearing deposits           303,181         115,325               0            418,506
     Other borrowings                     41,406           2,500               0             43,906
     Other liabilities                     1,234           1,293             745              3,070
                                       ---------       ---------       ---------          ---------
     Total liabilities                   383,707         125,529             543            509,779

Shareholders' equity
     Common stock                          3,344           2,088            (975)(3)          4,457
     Surplus                              19,668           3,666             975             24,309
     Retained earnings                    20,178           3,842            (872)(2),(3)     23,350
     Accumulated other
        comprehensive income              (2,053)           (173)              0             (2,226)
                                       ---------       ---------       ---------          ---------
     Total shareholders' equity           41,137           9,423            (670)            49,890

                                       ---------       ---------       ---------          ---------
     Total liabilities and
        shareholders' equity           $ 424,844       $ 134,952       $    (127)         $ 559,669
                                       =========       =========       =========          =========



(1) Adjustment for merger related cost paid but not recognized until effective time of merger.

                Attorneys                      $ 75,000
                Accountants                      18,000
                Investment advisors              30,000
                All other merger costs            4,000
                                            ------------
                                              $ 127,000

(2) Adjustment for merger related cost incurred after June 30, 1999 and recognized at effective time of merger.

                Attorneys                     $ 145,000
                Accountants                      82,000
                Investment advisors             150,000
                Printers                         41,000
                Provision adjustment, net
                  of tax benefit                202,000
                All other merger costs          125,000
                                           -------------
                                              $ 745,000

(3)Adjustment for cancellation of Black Diamond (par $2.50) shares, and issuance of FNB Financial Services Corporation shares ($1.00 par).



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FNB Financial Services Corporation and Black Diamond Savings Bank, FSB
Unaudited Pro Forma Combined Condensed Statements of Income
For the Six Month Period ended June 30, 1999
(in thousands, except per share data)


                                                           Black       Pro Forma
                                               FNB        Diamond       Combined
                                             -------      -------       -------
Interest income
     Loans                                   $11,632      $ 4,602       $16,234
     Investments                               3,756          297         4,053
     Other interest earnings assets               48           82           130
                                             -------      -------       -------
     Total interest income                    15,436        4,981        20,417

Interest expense
     Deposits                                  6,891        2,943         9,834
     Other interest bearing liabilities          784           60           844
                                             -------      -------       -------
     Total interest expense                    7,675        3,003        10,678

Net interest income before provision
   for loan losses                             7,761        1,978         9,739
Provision for loan losses                        408            5           413
                                             -------      -------       -------
Net interest income after provision            7,353        1,973         9,326

Noninterest income                             1,097          278         1,375
Noninterest expense                            5,771        1,474         7,245
                                             -------      -------       -------
Net income before taxes                        2,679          777         3,456

Income taxes                                     907          209         1,116
                                             -------      -------       -------
Net income                                   $ 1,772      $   568       $ 2,340
                                             =======      =======       =======


Earning per share, basic                     $  0.53      $ (0.01)      $ 0.52 (2)
                                             =======      =======       =======

Earning per share, diluted                   $  0.52      $ (0.01)      $ 0.51 (2)
                                             =======      =======       =======

(1) The table below summarizes charges resulting from the merger. These charges have not been reflected in the above pro forma information.

            Attorneys                               $ 220,000
            Accountants                               100,000
            Investment advisors                       180,000
            Printers                                   41,000
            Provision adjustment, net of taxes        202,000
            All other merger costs                    129,000
                                                    ---------
                                                    $ 872,000

(2) Adjusted for the exchange ratio of FNB common stock for each share of Black Diamond common stock.


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FNB Financial Services Corporation and Black Diamond Savings Bank, FSB
Unaudited Pro Forma Combined Condensed Statements of Income
For the Six Month Period ended June 30, 1998
(in thousands)


                                                           Black       Pro Forma
                                               FNB        Diamond       Combined
                                             -------      -------       -------
Interest income
     Loans                                   $11,526      $ 4,163       $15,689
     Investments                               3,060          524         3,584
     Other interest earnings assets               96          103           199
                                             -------      -------       -------
     Total interest income                    14,682        4,790        19,472

Interest expense
     Deposits                                  6,852        2,937         9,789
     Other interest bearing liabilities          780            0           780
                                             -------      -------       -------
     Total interest expense                    7,632        2,937        10,569

Net interest income before provision
   for loan losses                             7,050        1,853         8,903
Provision for loan losses                        580           45           625
                                             -------      -------       -------
Net interest income after provision            6,470        1,808         8,278

Noninterest income                               883          304         1,187
Noninterest expense                            4,724        1,306         6,030
                                             -------      -------       -------
Net income before taxes                        2,629          806         3,435

Income taxes                                     902          230         1,132
                                             -------      -------       -------
Net income                                   $ 1,727      $   576       $ 2,303
                                             =======      =======       =======


Earning per share, basic                     $  0.61      $ (0.03)      $ 0.58 (1)
                                             =======      =======       =======

Earning per share, diluted                   $  0.57      $ (0.01)      $ 0.56 (1)
                                             =======      =======       =======


(1) Adjusted for the exchange ratio of FNB stock for each share of Black Diamond stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FNB FINANCIAL SERVICES CORPORATION



                                  By: /s/ Robert F. Albright
                                      -----------------------------------------
Dated: November 15, 1999              Robert F. Albright
                                      Executive Vice President, Chief Financial
                                       Officer and Secretary


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